UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4078

Seligman Frontier Fund, Inc.
 (Exact name of Registrant as specified in charter)

 100 Park Avenue
New York, New York 10017
 (Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 850-1864
Date of fiscal year end:	10/31
Date of reporting period:	10/31/04

ITEM 1. REPORTS TO STOCKHOLDERS.

          Seligman
          Frontier Fund, Inc.

Annual Report October 31, 2004 Seeking Growth in Capital Value Through Investments in Small-Company Stocks J. & W. SELIGMAN & CO. INCORPORATED ESTABLISHED 1864 100 Park Avenue, New York, NY 10017

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Manager	2

Performance Overview	4

Portfolio Overview	7

Understanding and
Comparing Your
Fund’s Expenses	9

Portfolio of Investments	10

Statement of Assets
and Liabilities	15

Statement of
Operations	16

Statements of
Changes in Net Assets	17

Notes to Financial
Statements	18

Financial Highlights	24

Report of Independent
Registered Public
Accounting Firm	29

Directors and Officers	30

For More Information	back
cover

To The Shareholders

Your annual shareholder report for Seligman Frontier Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as the Fund’s investment results and financial statements, including a portfolio of investments.

For the fiscal year ended October 31, 2004, Seligman Frontier Fund, Inc. posted a total return of 5.92% based on the net asset value of Class A shares (excluding the effect of any sales charge). This return outpaced that of the Lipper Small Cap Growth Funds Average, which returned 2.52% during the same time period, as well as that of the Russell 2000 Growth Index, which returned 5.53% for the one-year period.

We appreciate your confidence in Seligman Frontier Fund, Inc. and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

December 23, 2004

Manager	Shareholder Service Agent	General Distributor
J. & W. Seligman & Co. Incorporated	Seligman Data Corp.	Seligman Advisors, Inc.
100 Park Avenue	100 Park Avenue	100 Park Avenue
New York, NY 10017	New York, NY 10017	New York, NY 10017

Independent Registered	General Counsel
Public Accounting Firm	Sullivan & Cromwell LLP
Deloitte & Touche LLP

Interview With Your Portfolio Manager
Rick Ruvkun

Q:	How did Seligman Frontier Fund, Inc. perform during the fiscal year ended October 31, 2004?

A:	For the fiscal year ended October 31, 2004, Seligman Frontier Fund, Inc. posted a total return of 5.92% based on the net asset value of Class A shares (excluding the effect of any sales charge). This return outpaced that of the Lipper Small Cap Growth Funds Average, which returned 2.52% during the same time period, as well as that of the Russell 2000 Growth Index, which returned 5.53% for the one-year period.

Q:	What market conditions and events materially affected the Fund’s performance during the fiscal year ended October 31, 2004?

A:	At the start of the Fund’s fiscal year, the US economy was experiencing a meaningful acceleration as a direct result of significant monetary and fiscal stimulus. US gross domestic product (GDP) growth picked up steam in the first calendar quarter of 2004, slowed down in the second quarter, then improved again in the third quarter of the year. Overall corporate profit growth slowed, but remained positive. Job growth continued to lag the relative strength in GDP growth, however. There was concern that the number of new jobs being created was insufficient to support the level of consumer spending necessary to sustain the expansion, though job growth appeared to be improving by the end of the period under review. Oil prices surged to more than $50 a barrel during the reporting period, causing concern among investors, but overall, inflation has been contained thus far. Confident that the US economic recovery was on solid footing, the Federal Reserve Board raised the short-term federal funds rate on three occasions during the Fund’s fiscal year (in June, August, and September of 2004), for a total increase of 0.75% . The Fed raised rates an additional 0.25% in November, and by the same amount again in December.

The stock market was volatile during the one-year period. Stocks advanced during the first several months of the Fund’s fiscal year, but in March equities suffered a broad correction, with nearly all sectors losing ground. The market also fell sharply in July. Investors ignored positive economic news and worried about the prospect of higher interest rates, higher oil prices, and a steady reduction in corporate earnings estimates. Toward the end of the one-year period, the market traded sideways in advance of the US presidential election, as many investors appeared to wait out the uncertainty on the sidelines.

A TEAM APPROACH

Seligman Frontier Fund, Inc. is managed by the Seligman Small Company Growth Team, led by Rick Ruvkun. He is assisted in the management of the Fund by a group of seasoned research professionals who are responsible for identifying small companies in specific industry groups that offer the greatest potential for growth. Team members include Michael Alpert, Sean Collins (assistant trader), Matthew D’Alto, Mira Lee, Jonathan Roth (trader), Mary Dugan Sheridan, and Stephen Yost.

Interview With Your Portfolio Manager
Rick Ruvkun

Shares of technology companies were particularly impacted by the market declines, as concerns about corporate spending and the impact of the Sarbanes-Oxley Act, elevated chip inventories, disappointing earnings reports, and reduced expectations for the balance of the year all contributed to hurt these stocks. We believe that the effort to comply with Sarbanes-Oxley has resulted in the deferral of new software purchases and has consumed IT personnel time and money that might otherwise have gone toward purchases.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:	The Fund’s best-performing sectors on an absolute basis during the period were energy, financials, and industrials. Oil prices rose dramatically during the past year, helping energy stocks post impressive gains.The Fund had a slight overweighting in the energy sector, which provided a boost to investment results. The Fund had a sizable overweighting in the industrials sector compared with the Russell 2000 Growth Index, and the Fund’s industrials holdings outperformed those of the Russell Index. The Fund’s investment in the industrials sector was split between commercial services companies, such as professional services stocks, and more traditional machinery and trans- portation companies. Higher energy prices may have restrained profits at some of these companies, but an overall improvement in manufacturing has resulted in increased demand and generally strong growth in this sector. Additionally, many industrials companies have successfully increased prices to offset higher energy costs. Despite a slight underweighting, good stock selection in the financials sector contributed positively to the Fund’s relative performance. The Fund’s best-performing stock was from the financials sector. Health care was also a strong performer for the Fund; the Fund’s outperformance was driven in large part by avoiding speculative biotechnology names, which declined over much of the third calendar quarter of 2004.

Sharp declines in the technology sector significantly hurt the Fund’s investment results during the year. The Fund maintained an underweighting in the information technology sector, but could not avoid being impacted by the sell-off in technology stocks. Two of the Fund’s worst-performing stocks were from the technology sector. The Fund’s stock selection in the consumer discretionary sector also hurt relative investment results, as the Fund’s holdings in this sector did not perform as strongly as those of the Russell benchmark. The Fund was about equal-weighted with the benchmark in consumer discretionary stocks.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Performance Overview

This section of the Annual Report is intended to help you understand the performance of Seligman Frontier Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this Annual Report represents past performance and does not guarantee future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com1by the seventh business day following that month-end.

Calculations assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares. With respect to Class I shares, J. & W. Seligman & Co. Incorporated (the “Manager”) reimbursed certain expenses for the fiscal year ended October 31, 2002. Absent such reimbursement, total returns that include that period would be lower.

Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge (“CDSC”), charged on redemptions made within one year of purchase, declining to 1% in the sixth year and 0% thereafter. Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of purchase. Returns for Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Returns for Class I shares are calculated without any sales charges.

The chart on page 5 compares a $10,000 hypothetical investment made in Class A shares, with and without the initial 4.75% maximum sales charge, and in Class D shares, without the 1% CDSC, to a $10,000 investment made in Russell 2000 Growth Index, for the 10-year period ended October 31, 2004. The performance of Class B, Class C, Class I and Class R shares, which commenced on later dates, and of Class A and Class D shares for other periods, with and without applicable sales charges and CDSCs, is not shown in this chart but is included in the total returns table that follows the chart. The performance of Class B, Class C, Class I, and Class R will differ from the performance shown for Class A and Class D, based on the differences in sales charges and fees paid by shareholders. The Russell 2000 Growth Index excludes the effect of taxes, fees and sales charges.

The stocks of smaller companies may be subject to above-average price fluctuations. An investment in the Fund is subject to certain risks, including the possible loss of principal.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

Performance Overview

Investment Results
Total Returns
For Periods Ended October 31, 2004

		Average Annual

					Class B	Class C	Class I	Class R
					Since	Since	Since	Since
	Six	One	Five	Ten	Inception	Inception	Inception	Inception
	Months*	Year	Years	Years	4/22/96	5/27/99	11/30/01	4/30/03

Class A

With Sales Charge	(4.85)%	0.91%	(0.22)%	3.92%	n/a	n/a	n/a	n/a

Without Sales Charge	(0.08)	5.92	0.75	4.42	n/a	n/a	n/a	n/a

Class B

With CDSC†	(5.44)	0.06	(0.38)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(0.46)	5.06	(0.02)	n/a	(0.16)%‡	n/a	n/a	n/a

Class C

With Sales Charge
and CDSC††	(2.35)	3.15	(0.20)	n/a	n/a	(0.41)%	n/a	n/a

Without Sales Charge
and CDSC	(0.37)	5.16	—	n/a	n/a	(0.23)	n/a	n/a

Class D

With 1% CDSC	(1.37)	4.16	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	(0.37)	5.16	(0.02)	3.61	n/a	n/a	n/a	n/a

Class I	0.16	6.63	n/a	n/a	n/a	n/a	3.08%	n/a

Class R

With 1% CDSC	(1.00)	5.01	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	—	6.01	n/a	n/a	n/a	n/a	n/a	21.01%

Lipper Small-Cap Growth
Funds Average**	0.85	2.52	1.47	8.07	5.09 †††	4.08	2.30	23.73

Russell 2000 Growth
Index**	1.46	5.53	(0.71)	5.69	2.10 †††	0.14	3.95	27.16

See footnotes on page 6.

Performance Overview

Net Asset Value Per Share

	Class A	Class B	Class C	Class D	Class I	Class R

10/31/04	$12.17	$10.80	$10.81	$10.80	$12.39	$12.17

4/30/04	12.18	10.85	10.85	10.84	12.37	12.17

10/31/03	11.49	10.28	10.28	10.27	11.62	11.48

*	Returns for periods of less than one year are not annualized.
**	The Lipper Small-Cap Growth Funds Average (Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index
($3 billion as of October 31, 2004). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The
Russell 2000 Growth Index (Russell Index) consists of small-company growth stocks. The Lipper Average and the
Russell Index are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales charges and taxes, and the Russell Index excludes the effect of fees, sales charges and taxes.
Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
†††	From April 25, 1996.
‡	Return from inception for Class B shares reflects automatic conversion to Class A shares approximately eight years after inception date.

Portfolio Overview

Diversification of Net Assets

				Percent of Net Assets
				October 31,

	Issues	Cost	Value	2004	2003

Common Stocks:

Aerospace and Defense	1	$676,630	$744,417	0.7	—

Air Freight and Logistics	1	401,075	801,200	0.7	1.5

Biotechnology	8	5,131,270	5,154,337	4.6	5.0

Capital Markets	3	2,264,089	2,494,536	2.3	3.8

Chemicals	—	—	—	—	0.5

Commercial Banks	5	3,124,062	4,811,829	4.3	3.2

Commercial Services and Supplies	10	8,015,795	11,114,246	10.0	7.0

Communications Equipment	3	2,319,112	3,369,707	3.0	7.1

Computers and Peripherals	4	3,103,283	3,686,350	3.3	2.1

Construction and Engineering	1	939,110	1,283,094	1.2	0.9

Construction Materials	—	—	—	—	1.0

Consumer Finance	2	900,749	1,245,084	1.1	0.4

Diversified Financial Services	1	1,271,998	1,427,082	1.3	0.9

Electrical Equipment	1	782,991	1,490,091	1.3	1.3

Electronic Equipment and Instruments	2	2,256,666	1,869,163	1.7	0.7

Energy Equipment and Services	3	1,865,036	2,299,913	2.1	1.1

Food and Staples Retailing	1	593,873	706,940	0.6	—

Food Products	2	1,292,619	899,563	0.8	—

Health Care Equipment and Supplies	8	5,234,939	5,284,129	4.8	4.9

Health Care Providers and Services	10	8,547,065	9,032,066	8.1	7.1

Hotels, Restaurants and Leisure	4	2,796,911	3,450,326	3.1	2.7

Internet and Catalog Retail	1	402,328	434,812	0.4	—

Internet Software and Services	3	1,515,814	1,534,594	1.4	2.2

IT Services	3	2,420,006	2,278,327	2.1	1.0

Machinery	6	4,463,404	5,764,674	5.2	3.2

Media	4	2,482,234	2,382,921	2.2	3.1

Metals and Mining	4	3,997,030	4,037,487	3.6	1.5

Office Electronics	—	—	—	—	0.6

Oil and Gas	3	2,199,371	2,807,839	2.5	2.3

Pharmaceuticals	2	1,726,393	1,711,665	1.5	1.3

Real Estate	—	—	—	—	0.6

Road and Rail	3	2,205,966	3,073,783	2.8	1.9

Semiconductors and
Semiconductor Equipment	7	5,684,012	5,053,107	4.6	8.5

Software	8	8,716,724	10,018,338	9.0	8.2

Specialty Retail	7	4,801,907	5,185,966	4.7	9.6

Textiles, Apparel and Luxury Goods	2	1,739,512	2,623,674	2.4	2.6

Trading Companies and Distributors	1	867,938	996,339	0.9	—

	124	94,739,912	109,067,599	98.3	97.8

Short-Term Holding and
Other Assets Less Liabilities	1	1,922,550	1,922,550	1.7	2.2

Net Assets	125	$96,662,462	$110,990,149	100.0	100.0

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Epicor Software*	Station Casinos

Landstar System*	VISX**

Build-A-Bear Workshop*	Cooper Companies**

Integra LifeSciences Holdings*	Zebra Technologies (Class A)**

Mine Safety Appliances*	First Marblehead

P.F. Chang’s China Bistro*	Pep Boys - Manny, Moe & Jack**

Waste Connections*	Accredo Health**

Kindred Healthcare*	Helix Technology**

Brush Engineered Materials*	Cox Radio (Class A)**

Serena Software*	Cytyc

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.

**	Position eliminated during the period.

Largest Portfolio Holdings
October 31, 2004

Security	Value	Percent of Net Assets

Resources Connection	$2,398,032	2.2

Corporate Executive Board	2,251,696	2.0

Tekelec	1,837,784	1.7

Epicor Software	1,730,596	1.6

FileNet	1,727,944	1.6

GrafTech International	1,668,004	1.5

Landstar System	1,662,382	1.5

Wolverine World Wide	1,639,133	1.5

Hyperion Solutions	1,637,688	1.5

DiamondCluster International	1,545,777	1.4

Largest Industries
October 31, 2004

Understanding and Comparing
Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and/or service (12b-1) fees, and other fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of May 1, 2004 and held for the entire six-month period ended October 31, 2004.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical

	Beginning		Ending		Ending
	Account	Annualized	Account	Expenses Paid	Account	Expenses Paid
	Value	Expense	Value	During Period**	Value	During Period**
	5/1/04	Ratio*	10/31/04	5/1/04 to 10/31/04	10/31/04	5/1/04 to 10/31/04

Class A	$1,000.00	1.94%	$ 999.20	$ 9.72	$1,015.38	$9.80

Class B	1,000.00	2.70	995.40	13.51	1,011.56	13.62

Class C	1,000.00	2.70	996.30	13.51	1,011.56	13.62

Class D	1,000.00	2.70	996.30	13.51	1,011.56	13.62

Class I	1,000.00	1.32	1,001.60	6.62	1,018.50	6.68

Class R	1,000.00	2.20	1,000.00	11.03	1,014.08	11.11

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differ- ences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectus for a description of each share class and its expenses and sales charges.

**	Expenses are equal to the annualized expense ratio based on actual expenses for the period May 1, 2004 to October 31, 2004, multiplied by the average account value over the period, multiplied by 184/366 (number of days in the period).

Portfolio of Investments
October 31, 2004

	Shares	Value
Common Stocks 98.3%

Aerospace and Defense 0.7%

SI International*	28,670	$744,417

Air Freight and Logistics 0.7%

UTI Worldwide	12,329	801,200

Biotechnology 4.6%

Alexion Pharmaceuticals*	40,000	713,800

Corgentech*	45,200	861,964

Digene*	21,900	551,004

Eyetech Pharmaceuticals*	12,700	539,052

Martek Biosciences*	11,312	532,739

Maxygen*	57,095	550,681

Nabi Biopharmaceuticals*	44,100	609,682

ZymoGenetics*	42,130	795,415

		5,154,337

Capital Markets 2.3%

Affiliated Managers Group*	22,650	1,264,776

Apollo Investment*	46,962	640,327

Calamos Asset Management*	30,150	589,433

		2,494,536

Commercial Banks 4.3%

Boston Private Financial Holdings	33,800	829,283

East West Bancorp	35,142	1,406,559

Nara Bancorp	30,700	586,677

UCBH Holdings	23,160	997,154

Wintrust Financial	17,420	992,156

		4,811,829

Commercial Services and Supplies 10.0%

Corinthian Colleges*	46,550	666,829

Corporate Executive Board*	35,379	2,251,696

Corrections Corporation of America*	22,250	773,187

DiamondCluster International*	126,859	1,545,777

Duratek*	45,800	926,305

Education Management*	19,844	532,117

Huron Consulting Group	30,100	591,616

Intersections*	35,860	480,345

Resources Connection*	57,130	2,398,032

Waste Connections*	30,087	948,342

		11,114,246

See footnotes on page 14.

Portfolio of Investments
October 31, 2004

	Shares	Value
Communications Equipment 3.0%

Andrew*	51,052	$713,452

Avocent*	22,994	818,471

Tekelec*	82,338	1,837,784

		3,369,707

Computers and Peripherals 3.3%

Brocade Communications Systems*	208,501	1,414,679

Hypercom	83,800	543,024

Stratasys*	19,634	573,509

Synaptics*	36,555	1,155,138

		3,686,350

Construction and Engineering 1.2%

Chicago Bridge & Iron (NY Shares) (Netherlands)	41,457	1,283,094

Consumer Finance 1.1%

Collegiate Funding Services*	35,400	441,084

First Marblehead*	15,000	804,000

		1,245,084

Diversified Financial Services 1.3%

CapitalSource*	63,709	1,427,082

Electrical Equipment 1.3%

AMETEK	45,264	1,490,091

Electronic Equipment and Instruments 1.7%

Photon Dynamics	44,500	813,905

RAE Systems*	151,400	1,055,258

		1,869,163

Energy Equipment and Services 2.1%

Pioneer Drilling*	67,600	546,884

Superior Energy Services*	92,058	1,186,628

Unit*	15,271	566,401

		2,299,913

Food and Staples Retailing 0.6%

United Natural Foods*	26,000	706,940

Food Products 0.8%

Hain Celestial Group*	21,820	353,157

SunOpta* (Canada)	86,800	546,406

		899,563

See footnotes on page 14.

Portfolio of Investments
October 31, 2004

	Shares	Value
Health Care Equipment and Supplies 4.8%

Arrow International	34,567	$987,406

Bruker BioSciences*	116,100	398,804

Cytyc*	19,300	503,440

Integra LifeSciences Holdings*	32,600	1,044,993

Inverness Medical Innovations	20,600	426,008

Kensey Nash	6,400	182,784

Merit Medical Systems*	47,600	494,802

Mine Safety Appliances	33,030	1,245,892

		5,284,129

Health Care Providers and Services 8.1%

Chemed	19,942	1,205,494

Community Health Systems*	47,400	1,271,268

Covance*	16,700	663,324

HealthExtras	16,300	233,008

Kindred Healthcare*	36,300	874,830

LabOne*	40,600	1,215,564

Omnicell*	55,800	576,135

Pediatrix Medical Group*	21,099	1,186,819

Pharmaceutical Product Development*	16,520	697,557

Select Medical	64,460	1,108,067

		9,032,066

Hotels, Restaurants and Leisure 3.1%

P.F. Chang’s China Bistro*	22,200	1,128,426

RARE Hospitality International*	41,322	1,144,826

Station Casinos	11,000	560,450

Texas Roadhouse	26,740	616,624

		3,450,326

Internet and Catalog Retail 0.4%

Audible	21,200	434,812

Internet Software and Services 1.4%

Digital River*	16,677	554,677

iVillage*	141,300	724,162

Shopping.com	9,490	255,755

		1,534,594

IT Services 2.1%

Answerthink*	128,900	517,533

iPayment Holdings*	20,544	920,577

Sapient	104,700	840,217

		2,278,327

See footnotes on page 14.

Portfolio of Investments
October 31, 2004

	Shares	Value
Machinery 5.2%

Briggs & Stratton	8,100	$581,661

Bucyrus International*	27,500	824,863

CLARCOR	18,150	894,795

Graco	40,776	1,402,694

Lincoln Electric Holdings	26,700	891,513

Wabash National*	47,565	1,169,148

		5,764,674

Media 2.2%

Cumulus Media (Class A)*	58,269	946,580

DreamWorks Animation	1,800	70,290

Harris Interactive*	113,300	771,006

Lions Gate Entertainment	60,657	595,045

		2,382,921

Metals and Mining 3.6%

AMCOL International	56,274	989,860

Brush Engineered Materials*	48,700	759,720

Century Aluminum*	26,824	619,903

GrafTech International*	180,130	1,668,004

		4,037,487

Oil and Gas 2.5%

Denbury Resources*	36,105	895,404

Harvest Natural Resources*	75,000	1,134,000

Patina Oil & Gas	27,218	778,435

		2,807,839

Pharmaceuticals 1.5%

Medicines*	35,200	937,552

Medicis Pharmaceutical (Class A)	19,034	774,113

		1,711,665

Road and Rail 2.8%

J.B. Hunt Transport Services*	16,490	673,699

Landstar System*	24,481	1,662,382

Old Dominion Freight Line*	26,323	737,702

		3,073,783

Semiconductors and Semiconductor Equipment 4.6%

Actel*	48,574	737,839

ATMI*	31,276	728,731

Cymer*	28,798	819,879

DSP Group*	45,905	907,312

See footnotes on page 14.

Portfolio of Investments
October 31, 2004

	Shares or
	Principal Amount		Value
Semiconductors and Semiconductor Equipment (continued)

Mattson Technology*	80,600	shs.	$675,831

Microsemi*	63,722		988,965

Zoran*	19,291		194,550

			5,053,107

Software 9.0%

Agile Software*	162,708		1,384,645

Epicor Software*	113,037		1,730,596

FileNet*	62,201		1,727,944

Jack Henry & Associates	71,843		1,335,202

Hyperion Solutions*	40,835		1,637,688

Informatica*	115,536		901,758

Serena Software*	42,775		757,973

Witness Systems*	34,800		542,532

			10,018,338

Specialty Retail 4.7%

Aeropostale*	18,600		586,830

AnnTaylor Stores*	31,740		712,880

Build-A-Bear Workshop	41,120		1,003,739

Hot Topic*	49,041		1,008,038

New York & Company	29,200		604,440

Stein Mart*	42,961		713,582

Tractor Supply*	15,359		556,457

			5,185,966

Textiles, Apparel and Luxury Goods

Warnaco Group*	48,250		984,541

Wolverine World Wide	53,848		1,639,133

			2,623,674

Trading Companies and Distributors 0.9%

Hughes Supply	35,070		996,339

Total Common Stocks (Cost $94,739,912)			109,067,599

Repurchase Agreement 0.9%

State Street Bank & Trust 1.73%, dated 10/29/2004,
maturing 11/1/2004 in the amount of $1,008,145,
collateralized by: $810,000 US Treasury Bonds 14%,
11/15/2011, with a fair market value of $1,043,280
(Cost $1,008,000)	$1,008,000		1,008,000

Total Investments (Cost $95,747,912) 99.2%			110,075,599

Other Assets Less Liabilities 0.8%			914,550

Net Assets 100.0%			$110,990,149

* Non-income producing security.
See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 2004

Assets:

Investments, at value

Common Stocks (cost $94,739,912)	$109,067,599

Repurchase agreement (cost $1,008,000)	1,008,000

Total investments (cost $95,747,912)	110,075,599

Cash	43,141

Receivable for securities sold	3,490,464

Expenses prepaid to shareholder service agent	107,969

Receivable for Capital Stock sold	21,961

Receivable for dividends and interest	15,382

Other	4,860

Total Assets	113,759,376

Liabilities:

Payable for securities purchased	2,227,031

Payable for Capital Stock repurchased	212,005

Management fee payable	88,670

Distribution and service fees payable	50,160

Accrued expenses and other	191,361

Total Liabilities	2,769,227

Net Assets	$110,990,149

Composition of Net Assets:

Capital Stock, at $0.10 par value; (500,000,000 shares authorized;
9,582,168 shares outstanding):

Class A	$503,711

Class B	124,016

Class C	26,213

Class D	267,409

Class I	36,287

Class R	581

Additional paid-in capital	99,483,559

Accumulated net investment loss	(23,334)

Accumulated net realized loss	(3,755,980)

Net unrealized appreciation of investments	14,327,687

Net Assets	$110,990,149

Net Asset Value Per Share:

Class A ($61,325,931 ÷ 5,037,113)	$12.17

Class B ($13,393,305 ÷ 1,240,154)	$10.80

Class C ($2,832,357 ÷ 262,133)	$10.81

Class D ($28,870,577 ÷ 2,674,090)	$10.80

Class I ($4,497,297 ÷ 362,869)	$12.39

Class R ($70,682 ÷ 5,809)	$12.17

See Notes to Financial Statements.

Statement of Operations
For the Year Ended October 31, 2004

Investment Income:

Dividends (net of foreign tax withheld of $1,061)	$359,057

Interest	19,351

Total Investment Income	378,408

Expenses:

Management fee	1,152,969

Shareholder account services	737,267

Distribution and service fees	667,313

Registration	103,251

Auditing and legal fees	82,389

Custody and related services	46,703

Shareholder reports and communications	38,993

Directors’ fees and expenses	11,498

Miscellaneous	14,013

Total Expenses	2,854,396

Net Investment Loss	(2,475,988)

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain on investments	20,385,857

Payment received from the Manager (Note 8)	82,467

Net change in unrealized appreciation of investments	(11,107,797)

Net Gain on Investments	9,360,527

Increase in Net Assets from Operations	$6,884,539

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended October 31,

	2004	2003

Operations:

Net investment loss	$(2,475,988)	$(2,478,008)

Net realized gain (loss) on investments	20,385,857	(2,787,676)

Payment received from the Manager (Note 8)	82,467	—

Net change in unrealized appreciation/depreciation of investments	(11,107,797)	34,908,079

Increase in Net Assets from Operations	6,884,539	29,642,395

Capital Share Transactions:

Net proceeds from sales of shares	8,654,024	12,027,718

Exchanged from associated funds	1,939,460	19,945,077

Total	10,593,484	31,972,795

Cost of shares repurchased	(29,709,096)	(26,877,120)

Exchanged into associated funds	(5,255,538)	(18,102,546)

Total	(34,964,634)	(44,979,666)

Decrease in Net Assets from Capital Share Transactions	(24,371,150)	(13,006,871)

Increase (Decrease) in Net Assets	(17,486,611)	16,635,524

Net Assets:

Beginning of year	128,476,760	111,841,236

End of Year (net of accumulated net investment loss
of $23,334 and $25,115, respectively)	$110,990,149	$128,476,760

See Notes to Financial Statements.

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Frontier Fund, Inc. (the “Fund”) offers the following six classes of shares:

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C shares are sold primarily with an initial sales charge of up to 1%, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Effective November 25, 2003, Class C shares purchased through certain financial intermediaries may be bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase. All Class C shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis.

Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

	a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

Notes to Financial Statements

	b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

	c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

	e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by the Manager. Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended October 31, 2004, distribution and service fees, shareholder account services and registration were class-specific expenses.

	g.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

3.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended October 31, 2004, amounted to $100,861,366 and $126,734,902, respectively.

4.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund’s average daily net assets and 0.85% per annum of the Fund’s average daily net assets in excess of $750 million. The management fees reflected in the Statement of Operations represent 0.95% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $3,609 from sales of Class A shares. Commissions of $28,011 and $2,976 were paid to dealers for sales of Class A and Class C shares, respectively.

Notes to Financial Statements

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 2004, fees incurred under the Plan aggregated $159,043, or 0.24% per annum of average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended October 31, 2004, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average daily net assets of Class R shares, amounted to $161,838, $30,152, $316,039, and $241, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D, and Class R shares. For the year ended October 31, 2004, such charges amounted to $6,050.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, prior to August 1, 2004, the Distributor received payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended October 31, 2004, amounted to $2,406.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2004, Seligman Services, Inc. received commissions of $997 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $19,040, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $737,267 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases

Notes to Financial Statements

	entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of October 31, 2004, the Fund’s potential obligation under the Guaranties is $165,600. As of October 31, 2004, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

	Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

	The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accum- ulated balance thereof at October 31, 2004, of $23,334 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $425 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility.

	The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2005, but is renewable annually with the consent of the participating banks. There were no borrowings during the year ended October 31, 2004.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

	At October 31, 2004, the cost of investments for federal income tax purposes was $95,836,174. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

	At October 31, 2004, the tax basis components of accumulated earnings were as follows:

	Gross unrealized appreciation of portfolio securities	$19,828,572

	Gross unrealized depreciation of portfolio securities	(5,589,147)

	Net unrealized appreciation of portfolio securities	14,239,425

	Capital loss carryforward	(3,667,718)

	Undistributed income	—

	Total accumulated earnings	$10,571,707

	At October 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $3,667,718 which is available for offset against future taxable net capital gains, with $63,876 expiring in

Notes to Financial Statements

2010 and $3,603,842 expiring in 2011. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended October 31,

	2004		2003

Class A	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	381,942	$4,640,327	774,925	$7,505,100

Exchanged from associated funds	80,584	969,987	2,021,447	18,257,870

Converted from Class B**	175,985	2,087,265	—	—

Total	638,511	7,697,579	2,796,372	25,762,970

Cost of shares repurchased	(1,391,176)	(16,762,109)	(1,641,123)	(15,517,440)

Exchanged into associated funds	(330,999)	(3,911,127)	(1,884,909)	(16,596,947)

Total	(1,722,175)	(20,673,236)	(3,526,032)	(32,114,387)

Decrease	(1,083,664)	$(12,975,657)	(729,660)	$(6,351,417)

Class B	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	55,772	$596,224	113,349	$964,101

Exchanged from associated funds	33,294	364,734	106,206	895,654

Total	89,066	960,958	219,555	1,859,755

Cost of shares repurchased	(357,093)	(3,859,897)	(400,520)	(3,377,350)

Exchanged into associated funds	(42,917)	(459,002)	(106,020)	(857,100)

Converted to Class A**	(197,874)	(2,087,265)	—	—

Total	(597,884)	(6,406,164)	(506,540)	(4,234,450)

Decrease	(508,818)	$(5,445,206)	(286,985)	$(2,374,695)

Class C	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	44,087	$480,017	109,343	$955,615

Exchanged from associated funds	15,730	172,940	40,947	351,218

Total	59,817	652,957	150,290	1,306,833

Cost of shares repurchased	(47,114)	(500,145)	(56,886)	(481,010)

Exchanged into associated funds	(18,895)	(207,000)	(11,684)	(94,903)

Total	(66,009)	(707,145)	(68,570)	(575,913)

Increase (decrease)	(6,192)	$(54,188)	81,720	$730,920

Class D	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	192,144	$2,041,795	171,496	$1,447,738

Exchanged from associated funds	40,074	431,799	51,086	440,335

Total	232,218	2,473,594	222,582	1,888,073

Cost of shares repurchased	(752,325)	(8,076,752)	(838,575)	(6,973,267)

Exchanged into associated funds	(62,774)	(678,409)	(66,796)	(553,596)

Total	(815,099)	(8,755,161)	(905,371)	(7,526,863)

Decrease	(582,881)	$(6,281,567)	(682,789)	$(5,638,790)

Class I	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	66,336	$808,974	126,574	$1,153,664

Cost of shares repurchased	(41,697)	(495,325)	(52,202)	(528,053)

Increase	24,639	$313,649	74,372	$625,611

See footnotes on page 23.

Notes to Financial Statements

	Year Ended		April 30, 2003* to
	October 31, 2004		October 31, 2003

Class R	Shares	Amount	Shares	Amount

Net proceeds from sales of shares	6,899	$86,687	164	$1,500

Cost of shares repurchased	(1,254)	(14,868)	—	—

Increase	5,645	$71,819	164	$1,500

*	Commencement of offering of shares.
**	Automatic conversion of Class B shares to Class A shares approximately eight years after the initial purchase date.

8.	Other Matters — The Manager conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment compa- nies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The Securities and Exchange Commission (the “SEC”), the NASD and the Attorney General of the State of New York also are reviewing these matters.

The Manager also has reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager has also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.

The results of the Manager’s internal reviews were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, which did not adversely affect Seligman Frontier Fund, the Manager has made payments to three funds and has agreed to waive a portion of its management fee with respect to another fund. In order to resolve matters with the Independent Directors with regard to portfolio brokerage com- missions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $82,467 paid to Seligman Frontier Fund, which has been reported as Payments received from the Manager in the Statement of Operations.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$11.49	$8.83	$10.65	$15.88	$12.93

Income (Loss) from Investment Operations:

Net investment loss	(0.21)	(0.18)	(0.16)	(0.11)	(0.23)

Net realized and unrealized gain (loss) on investments
and foreign currency transactions	0.89	2.84	(1.66)	(3.73)	3.18

Total from Investment Operations	0.68	2.66	(1.82)	(3.84)	2.95

Less Distributions:

Distributions from net realized capital gain	—	—	—	(1.39)	—

Net Asset Value, End of Year	$12.17	$11.49	$8.83	$10.65	$15.88

Total Return:	5.92%#	30.12%	(17.09)%	(26.02)%	22.82%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$61,326	$70,355	$60,490	$99,320	$172,228

Ratio of expenses to average net assets	2.06%	2.27%	1.93%	1.78%	1.62%

Ratio of net investment loss to average net assets	(1.75)%	(1.91)%	(1.59)%	(0.94)%	(1.37)%

Portfolio turnover rate	83.73%	124.34%	91.00%	124.76%	133.44%

See footnotes on page 28.

Financial Highlights

Class B

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$10.28	$7.96	$9.67	$14.65	$12.03

Income (Loss) from Investment Operations:

Net investment loss	(0.27)	(0.23)	(0.23)	(0.19)	(0.32)

Net realized and unrealized gain (loss) on investments
and foreign currency transactions	0.79	2.55	(1.48)	(3.40)	2.94

Total from Investment Operations	0.52	2.32	(1.71)	(3.59)	2.62

Less Distributions:

Distributions from net
realized capital gain	—	—	—	(1.39)	—

Net Asset Value, End of Year	$10.80	$10.28	$7.96	$9.67	$14.65

Total Return:	5.06%#	29.15%	(17.68)%	(26.56)%	21.78%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$13,393	$17,977	$16,199	$24,550	$41,755

Ratio of expenses to average net assets	2.82%	3.03%	2.69%	2.54%	2.38%

Ratio of net investment loss to average net assets	(2.51)%	(2.67)%	(2.35)%	(1.70)%	(2.13)%

Portfolio turnover rate	83.73%	124.34%	91.00%	124.76%	133.44%

See footnotes on page 28.

Financial Highlights

Class C

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$10.28	$7.95	$9.66	$14.65	$12.03

Income (Loss) from Investment Operations:

Net investment loss	(0.27)	(0.23)	(0.23)	(0.19)	(0.32)

Net realized and unrealized gain (loss) on investments
and foreign currency transactions	0.80	2.56	(1.48)	(3.41)	2.94

Total from Investment Operations	0.53	2.33	(1.71)	(3.60)	2.62

Less Distributions:

Distributions from net realized capital gain	—	—	—	(1.39)	—

Net Asset Value, End of Year	$10.81	$10.28	$7.95	$9.66	$14.65

Total Return:	5.16%#	29.31%	(17.70)%	(26.63)%	21.78%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$2,832	$2,758	$1,484	$1,932	$1,801

Ratio of expenses to average net assets	2.82%	3.03%	2.69%	2.54%	2.38%

Ratio of net investment loss to average net assets	(2.51)%	(2.67)%	(2.35)%	(1.70)%	(2.13)%

Portfolio turnover rate	83.73%	124.34%	91.00%	124.76%	133.44%

See footnotes on page 28.

Financial Highlights

Class D

	Year Ended October 31,

	2004	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Year	$10.27	$7.95	$9.66	$14.65	$12.03

Income (Loss) from Investment Operations:

Net investment loss	(0.27)	(0.23)	(0.23)	(0.19)	(0.32)

Net realized and unrealized gain (loss) on investments
and foreign currency transactions	0.80	2.55	(1.48)	(3.41)	2.94

Total from Investment Operations	0.53	2.32	(1.71)	(3.60)	2.62

Less Distributions:

Distributions from net realized capital gain	—	—	—	(1.39)	—

Net Asset Value, End of Year	$10.80	$10.27	$7.95	$9.66	$14.65

Total Return:	5.16%#	29.18%	(17.70)%	(26.63)%	21.78%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$28,871	$33,455	$31,325	$49,821	$94,974

Ratio of expenses to average net assets	2.82%	3.03%	2.69%	2.54%	2.38%

Ratio of net investment loss to average net assets	(2.51)%	(2.67)%	(2.35)%	(1.70)%	(2.13)%

Portfolio turnover rate	83.73%	124.34%	91.00%	124.76%	133.44%

See footnotes on page 28.

Financial Highlights

Class I					Class R

	Year Ended October 31,		11/30/01*		Year	4/30/03*
			to		Ended	to
	2004	2003	10/31/02		10/31/04	10/31/03

Per Share Data:

Net Asset Value, Beginning of Period	$11.62	$8.88	$11.34		$11.48	$9.13

Income (Loss) from Investment Operations:

Net investment loss	(0.13)	(0.13)	(0.08)		(0.24)	(0.11)

Net realized and unrealized gain (loss) on
investments and foreign currency transactions	0.90	2.87	(2.38)		0.93	2.46

Total from Investment Operations	0.77	2.74	(2.46)		0.69	2.35

Net Asset Value, End of Period	$12.39	$11.62	$8.88		$12.17	$11.48

Total Return:	6.63%#	30.86%	(21.69)%		6.01%#	25.74%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$4,497	$3,931	$2,343		$71	$2

Ratio of expenses to average net assets	1.34%	1.72%	1.21	%† ø	2.32%	2.48	%†

Ratio of net investment loss to average
net assets	(1.03)%	(1.38)%	(0.87	)%† ø	(2.01)%	(2.17	)%†

Portfolio turnover rate	83.73%	124.34%	91.00	% øø	83.73%	124.34	%‡

*	Commencement of offering of shares.
†	Annualized.
ø	The Manager, at its discretion, reimbursed certain expenses of Class I shares. Without such reimbursement, the annual-
ized ratios of expenses and net investment loss to average net assets would have been 1.27% and 0.93%, respectively.
øø	For the year ended October 31, 2002.
‡	For the year ended October 31, 2003.
#	Excluding the effect of the payments received from the Manager (Note 8), total returns for Classes A, B, C, D, I and R would have been 5.85%, 4.99%, 5.09%, 5.09%, 6.56%, and 5.94%, respectively.
See Notes to Financial Statements.

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Shareholders,
Seligman Frontier Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Frontier Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 23, 2004

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Frontier Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Robert B. Catell (67)[2,3]	Chairman and Chief Executive Officer of KeySpan Corporation (diversified
• Director: 2003 to Date	energy, gas and electric company); Director or Trustee of each of the
• Oversees 60 Portfolios	investment companies of the Seligman Group of Funds† (except
in Fund Complex	Seligman Cash Management Fund, Inc.); Director, Alberta Northeast Gas,
Ltd., Boundary Gas Inc., Taylor Gas Liquids, Ltd., The Houston
Exploration Company (oil and gas exploration, development and produc-
tion companies), Edison Electric Institute, New York State Energy
Research and Development Authority, Independence Community Bank,
Business Council of New York State, Inc., New York City Partnership, and
the Long Island Association (business and civic organizations).

John R. Galvin (75)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and USLIFE Corporation (life insurance). From June 1987 to June 1992,
Mr. Galvin was the Supreme Allied Commander, Europe and the
Commander-in-Chief, United States European Command.

Alice S. Ilchman (69)[2,3]	President Emerita, Sarah Lawrence College; Director or Trustee of each of
• Director: 1991 to Date	the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios	Jeannette K. Watson Summer Fellowship (summer internships for college
in Fund Complex	students); Trustee, Save the Children (non-profit child-assistance organi-
zation) and the Committee for Economic Development; a Governor of
the Court of Governors, London School of Economics; and Director,
Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation) and Director, New York Telephone
Company.

Frank A. McPherson (71)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or Trustee
• Oversees 61 Portfolios	of each of the investment companies of the Seligman Group of Funds†;
in Fund Complex	Director, ConocoPhillips (integrated international oil corporation), Integris
Health (owner of various hospitals), BOK Financial (bank holding com-
pany), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical
Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City
Public Schools Foundation and Oklahoma Foundation for Excellence in
Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

See footnotes on page 33.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John E. Merow (74)[1,3]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: 1984 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; Director, Aleris International, Inc. (aluminum and zinc
in Fund Complex	recycler and aluminum rolled products); Director Emeritus, Municipal Art
Society of New York; Executive Committee Member and Secretary, the
U.S. Council for International Business; Trustee and Vice Chairman, New
York-Presbyterian Healthcare System, Inc.; Trustee, New York-
Presbyterian Hospital; and Member of the American Law Institute and
Council on Foreign Relations.

Betsy S. Michel (62)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios	(charitable foundation) and World Learning, Inc. (international educa-
in Fund Complex	tional training). Formerly, Chairman of the Board of Trustees of St.
George’s School (Newport, RI).

Leroy C. Richie (63)[1,3]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment com-
• Oversees 60 Portfolios	panies of the Seligman Group of Funds†(except Seligman Cash Manage-
in Fund Complex	ment Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (72)[2,3]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: 1984 to Date	of each of the investment companies of the Seligman Group of Funds†.
• Oversees 61 Portfolios	Formerly, Director, USLIFE Corporation (life insurance).
in Fund Complex

James N. Whitson (69)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios	of the investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and
Consultant, Sammons Enterprises, Inc. and Director C-SPAN (cable televi-
sion network).

See footnotes on page 33.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (66)*	Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
1988 to Date	Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic prop-
• Oversees 61 Portfolios	pants for oil and gas industry); Director, Seligman Data Corp.; and
in Fund Complex	President and Chief Executive Officer, The Metropolitan Opera Associa-
tion. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (52)*	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the invest-
• President: 1995 to Date	ment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 61 Portfolios	Institute; and Director, ICI Mutual Insurance Company.
in Fund Complex

Eleanor T. M. Hoagland (53)	Senior Vice President, Risk Manager, J. & W. Seligman & Co. Incorporated;
• Vice President and	Vice President and Chief Compliance Officer for each of the investment
Chief Compliance Officer:	companies of the Seligman Group of Funds†. Formerly, Managing Director,
July 2004 to Date	Partner and Chief Portfolio Strategist, AMT Capital Management from 1994 to 2000.

Frederick J. Ruvkun (47)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President
• Vice President and Portfolio	of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman
Manager:	Frontier Portfolio. Formerly, Portfolio Manager at Bessemer Trust.
2002 to Date

Thomas G. Rose (46)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
• Vice President:	Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each
2000 to Date	of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc. Formerly, Treasurer of the
investment companies of the Seligman Group of Funds and Seligman
Data Corp.

See footnotes on page 33.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (48)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; Treasurer,
• Treasurer:	Seligman Data Corp. Formerly, Senior Vice President, Finance,
2000 to Date	J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and
Seligman Data Corp.; Vice President, Seligman Services, Inc. and
Seligman International, Inc.; and Treasurer, Seligman Henderson Co.

Frank J. Nasta (40)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary:	Seligman & Co. Incorporated; Secretary of each of the investment compa-
1994 to Date	nies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman
Services, Inc., Seligman International, Inc. and Seligman Data Corp.
Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co.
Incorporated; and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

For More Information

Important Telephone Numbers

(800) 221-2450	Shareholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated Telephone
Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarters of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov. In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.

Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Frontier Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

EQF2 10/04

ITEM 2. CODE OF ETHICS.
As of October 31, 2004, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003

Audit Fees	$41,277	$45,116
Audit-Related Fees	—	—
Tax Fees	2,200	2,000
All Other Fees	—	4,506

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2004	2003

Audit-Related Fees	$114,980	$154,350
Tax Fees	7,800	7,500
All Other Fees	43,000	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003). Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $167,980 and $168,356, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.
(a) (1)	Code of Ethics for Principal Executive and Principal Financial Officers
(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a) (3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN FRONTIER FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	January 5, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	January 5, 2005

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	January 5, 2005

SELIGMAN FRONTIER FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.